Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED MAY 3, 2015 AND APRIL 27, 2014
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	May 3,	April 27,	% Over	May 3,	April 27,
	2015	2014	(Under)	2015	2014

Net sales	$78,846	74,043	6.5%	100.0%	100.0%
Cost of sales	62,674	62,282	0.6%	79.5%	84.1%
Gross profit	16,172	11,761	37.5%	20.5%	15.9%

Selling, general and
administrative expenses	9,605	7,317	31.3%	12.2%	9.9%
Income from operations	6,567	4,444	47.8%	8.3%	6.0%

Interest expense	15	97	(84.5)%	0.0%	0.1%
Interest income	(143)	(139)	2.9%	(0.2)%	(0.2)%
Other expense	10	366	(97.3)%	0.0%	0.5%
Income before income taxes	6,685	4,120	62.3%	8.5%	5.6%

Income taxes*	1,772	1,380	28.4%	26.5%	33.5%
Net income	$4,913	2,740	79.3%	6.2%	3.7%

Net income per share-basic	$0.40	$0.22	81.8%
Net income per share-diluted	$0.39	$0.22	77.3%
Average shares outstanding-basic	12,219	12,188	0.3%
Average shares outstanding-diluted	12,440	12,413	0.2%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	May 3,	April 27,	% Over	May 3,	April 27,
	2015	2014	(Under)	2015	2014

Income before income taxes (see above)	$6,685	4,120	62.3%	8.5%	5.6%

Adjusted Income taxes (2)*	1,050	725	44.8%	15.7%	17.6%
Adjusted net income	5,635	3,395	66.0%	7.1%	4.6%

Adjusted net income per share-basic	$0.46	$0.28	64.3%
Adjusted net income per share-diluted	$0.45	$0.27	66.7%
Average shares outstanding-basic	12,219	12,188	0.3%
Average shares outstanding-diluted	12,440	12,413	0.2%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $32.2 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE TWELVE MONTHS ENDED MAY 3, 2015 AND APRIL 27, 2014
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	May 3,	April 27,	% Over	May 3,	April 27,
	2015	2014	(Under)	2015	2014

Net sales	$310,166	287,162	8.0%	100.0%	100.0%
Cost of sales	254,599	238,256	6.9%	82.1%	83.0%
Gross profit	55,567	48,906	13.6%	17.9%	17.0%

Selling, general and
administrative expenses	32,778	28,657	14.4%	10.6%	10.0%
Income from operations	22,789	20,249	12.5%	7.3%	7.1%

Interest expense	64	427	(85.0)%	0.0%	0.1%
Interest income	(622)	(482)	29.0%	(0.2)%	(0.2)%
Other expense	391	1,261	(69.0)%	0.1%	0.4%
Income before income taxes	22,956	19,043	20.5%	7.4%	6.6%

Income taxes*	7,885	1,596	394.0%	34.3%	8.4%
Net income	$15,071	17,447	(13.6)%	4.9%	6.1%

Net income per share-basic	$1.23	$1.43	(14.0)%
Net income per share-diluted	$1.21	$1.41	(14.2)%
Average shares outstanding-basic	12,217	12,177	0.3%
Average shares outstanding-diluted	12,422	12,414	0.1%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	May 3,	April 27,	% Over	May 3,	April 27,
	2015	2014	(Under)	2015	2014

Income before income taxes (see above)	$22,956	19,043	20.5%	7.4%	6.6%

Adjusted Income taxes (2)*	3,604	3,352	7.5%	15.7%	17.6%
Adjusted net income	19,352	15,691	23.3%	6.2%	5.5%

Adjusted net income per share-basic	$1.58	$1.29	22.5%
Adjusted net income per share-diluted	$1.56	$1.26	23.8%
Average shares outstanding-basic	12,217	12,177	0.3%
Average shares outstanding-diluted	12,422	12,414	0.1%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $32.2 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
MAY 3, 2015 AND APRIL 27, 2014
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	May 3,	* April 27,	(Decrease)
	2015	2014	Dollars	Percent

Current assets
Cash and cash equivalents	$29,725	$29,303	422	1.4%
Short-term investments	10,004	6,294	3,710	58.9%
Accounts receivable	28,749	27,409	1,340	4.9%
Inventories	42,484	40,674	1,810	4.5%
Deferred income taxes	4,790	6,230	(1,440)	(23.1)%
Income taxes receivable	229	121	108	89.3%
Other current assets	2,440	2,344	96	4.1%
Total current assets	118,421	112,375	6,046	5.4%

Property, plant and equipment, net	36,078	31,376	4,702	15.0%
Goodwill	11,462	11,462	-	0.0%
Deferred income taxes	447	2,040	(1,593)	(78.1)%
Long-term investments	2,415	765	1,650	215.7%
Other assets	2,545	2,917	(372)	(12.8)%

Total assets	$171,368	$160,935	10,433	6.5%

Current liabilities
Current maturities of long-term debt	$2,200	$2,200	-	0.0%
Accounts payable - trade	28,414	26,686	1,728	6.5%
Accounts payable - capital expenditures	990	277	713	257.4%
Accrued expenses	11,129	9,181	1,948	21.2%
Income taxes payable - current	325	442	(117)	(26.5)%
Total current liabilities	43,058	38,786	4,272	11.0%

Income taxes payable - long-term	3,792	3,962	(170)	(4.3)%
Deferred income taxes	1,050	1,013	37	3.7%
Line of credit	-	586	(586)	(100.0)%
Deferred compensation	4,041	2,644	1,397	52.8%
Long-term debt , less current maturities	-	2,200	(2,200)	(100.0%

Total liabilities	51,941	49,191	2,750	5.6%

Shareholders' equity	119,427	111,744	7,683	6.9%

Total liabilities and
shareholders' equity	$171,368	$160,935	10,433	6.5%

Shares outstanding	12,219	12,250	(31)	(0.3)%

* Derived from audited financial statements

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED MAY 3, 2015 AND APRIL 27, 2014
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED

	Amounts
	May 3,	April 27,
	2015	2014

Cash flows from operating activities:
Net income	$15,071	$17,447
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	5,773	5,312
Amortization of other assets	187	169
Stock-based compensation	786	710
Excess tax benefit related to stock-based compensation	(109)	(143)
Deferred income taxes	3,179	(1,727)
Gain on sale of equipment	(78)	(283)
Foreign currency exchange (gains) losses	(84)	626
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	(1,636)	(3,857)
Inventories	(1,883)	(2,200)
Other current assets	(151)	(270)
Other assets	(117)	(72)
Accounts payable-trade	1,964	4,131
Accrued expenses and deferred compensation	3,372	34
Income taxes	(163)	342
Net cash provided by operating activities	26,111	20,219

Cash flows from investing activities:
Capital expenditures	(10,461)	(5,258)
Net cash paid for acquisition of assets	-	(2,640)
Proceeds from the sale of equipment	727	407
Proceeds from life insurance policies	320	-
Payments on life insurance policies	(18)	(30)
Proceeds from the sale of short-term investments	1,628	810
Purchase of short-term investments	(5,355)	(1,945)
Purchase of long-term investments	(1,650)	(765)
Net cash used in investing activities	(14,809)	(9,421)

Cash flows from financing activities:
Payments on lines of credit	(538)	-
Payments on long-term debt	(2,200)	(2,200)
Proceeds from common stock issued	94	194
Common stock shares repurchased	(745)	-
Dividends paid	(7,579)	(2,204)
Debt issance costs	-	(83)
Excess tax benefit related to stock-based compensation	109	143
Net cash used in financing activities	(10,859)	(4,150)

Effect of exchange rate changes on cash and cash equivalents	(21)	(875)

Increase in cash and cash equivalents	422	5,773

Cash and cash equivalents at beginning of period	29,303	23,530

Cash and cash equivalents at end of period	$29,725	$29,303

Free Cash Flow (1)	$15,117	$13,841

(1) Free Cash Flow reconciliation is as follows:
			FY 2015	FY 2014
A	)	Net cash provided by operating activities	$26,111	$20,219
B	)	Minus: Capital Expenditures	(10,461)	(5,258)
C	)	Add: Proceeds from the sale of equipment	727	407
D	)	Add: Proceeds from life insurance policies	320	-
E	)	Minus: Payments on life insurance policies	(18)	(30)
F	)	Minus: Purchase of long-term investments	(1,650)	(765)
G	)	Add: Excess tax benefit related to stock-based compensation	109	143
H	)	Effect of exchange rate changes on cash and cash equivalents	(21)	(875)
		Free Cash Flow	$15,117	$13,841

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED MAY 3, 2015 AND APRIL 27, 2014
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	May 3,	April 27,	% Over	May 3,	April 27,
Net Sales by Segment	2015	2014	(Under)	2015	2014

Mattress Fabrics	$48,196	43,669	10.4%	61.1%	59.0%
Upholstery Fabrics	30,650	30,374	0.9%	38.9%	41.0%

Net Sales	$78,846	74,043	6.5%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$10,274	7,165	43.4%	21.3%	16.4%
Upholstery Fabrics	5,898	4,596	28.3%	19.2%	15.1%
Gross Profit	$16,172	11,761	37.5%	20.5%	15.9%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$3,187	2,683	18.8%	6.6%	6.1%
Upholstery Fabrics	4,044	3,385	19.5%	13.2%	11.1%
Unallocated Corporate expenses	2,374	1,249	90.1%	3.0%	1.7%
Selling, General and Administrative Expenses	$9,605	7,317	31.3%	12.2%	9.9%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$7,087	4,482	58.1%	14.7%	10.3%
Upholstery Fabrics	1,854	1,211	53.1%	6.0%	4.0%
Unallocated corporate expenses	(2,374)	(1,249)	90.1%	(3.0)%	(1.7)%
Operating income	$6,567	4,444	47.8%	8.3%	6.0%

Depreciation by Segment

Mattress Fabrics	$1,341	1,184	13.3%
Upholstery Fabrics	187	164	14.0%
Depreciation	$1,528	1,348	13.4%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 3, 2015 AND APRIL 27, 2014
(Unaudited)
(Amounts in thousands)

	TWELVE MONTHS ENDED

	Amounts			Percent of Total Sales
	May 3,	April 27,	% Over	May 3,	April 27,
Net Sales by Segment	2015	2014	(Under)	2015	2014

Mattress Fabrics	$179,739	160,705	11.8%	57.9%	56.0%
Upholstery Fabrics	130,427	126,457	3.1%	42.1%	44.0%

Net Sales	$310,166	287,162	8.0%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$32,877	27,477	19.7%	18.3%	17.1%
Upholstery Fabrics	22,690	21,429	5.9%	17.4%	16.9%
Gross Profit	$55,567	48,906	13.6%	17.9%	17.0%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$11,206	9,962	12.5%	6.2%	6.2%
Upholstery Fabrics	14,562	13,393	8.7%	11.2%	10.6%
Unallocated Corporate expenses	7,010	5,302	32.2%	2.3%	1.8%
Selling, General, and Administrative Expenses	$32,778	28,657	14.4%	10.6%	10.0%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$21,671	17,515	23.7%	12.1%	10.9%
Upholstery Fabrics	8,128	8,036	1.1%	6.2%	6.4%
Unallocated corporate expenses	(7,010)	(5,302)	32.2%	(2.3)%	(1.8)%
Operating income	$22,789	20,249	12.5%	7.3%	7.1%

Return on Capital (1)

Mattress Fabrics	33.5%	29.3%
Upholstery Fabrics	48.7%	40.7%
Unallocated Corporate	N/A	N/A
Consolidated	29.3%	26.2%

Capital Employed (2)

Mattress Fabrics	70,472	62,457	12.8%
Upholstery Fabrics	14,026	17,419	(19.5)%
Unallocated Corporate	(5,314)	(2,482)	N/A
Consolidated	79,184	77,394	2.3%

Depreciation by Segment

Mattress Fabrics	$5,034	4,694	7.2%
Upholstery Fabrics	739	618	19.6%
Depreciation	$5,773	5,312	8.7%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of May 3, 2015 and April 27, 2014.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
	FOR THE TWELVE MONTHS ENDED MAY 3, 2015 AND APRIL 27, 2014
	(UNAUDITED)
	(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	8/3/2014	11/2/2014	2/1/2015	5/3/2015	5/3/2015

Net income	$3,345	$3,001	$3,812	$4,913	$15,071
Income taxes	2,114	1,889	2,110	1,772	7,885
Interest income, net	(75)	(153)	(202)	(128)	(558)
Depreciation and amortization expense	1,446	1,460	1,478	1,576	5,960
Stock based compensation	46	245	191	304	786
Adjusted EBITDA	$6,876	$6,442	$7,389	$8,437	$29,144

	Quarter Ended
					Trailing 12
					Months
	7/28/2013	10/27/2013	1/26/2014	4/27/2014	4/27/2014

Net income	$3,230	$3,096	$8,381	$2,740	$17,447
Income taxes	2,305	1,718	(3,807)	1,380	1,596
Interest expense (income), net	47	(3)	(57)	(42)	(55)
Depreciation and amortization expense	1,344	1,373	1,370	1,394	5,481
Stock based compensation	152	224	175	159	710
Adjusted EBITDA	$7,078	$6,408	$6,062	$5,631	$25,179

% Over (Under)	-2.9%	0.5%	21.9%	49.8%	15.7%

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE TWELVE MONTHS ENDED MAY 3, 2015
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	May 3, 2015 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$21,671	$64,783	33.5%
Upholstery Fabrics	8,128	16,680	48.7%
(less: Unallocated Corporate)	(7,010)	(3,575)	N/A
Total	$22,789	$77,888	29.3%

Average Capital Employed	As of the three Months Ended May 3, 2015				As of the three Months Ended February 1, 2015				As of the three Months Ended November 2, 2014
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	89,066	32,838	49,464	171,368	83,648	35,761	48,406	167,815	80,121	30,916	45,625	156,662
Total liabilities	(18,594)	(18,812)	(14,535)	(51,941)	(18,470)	(18,927)	(15,446)	(52,843)	(17,247)	(14,847)	(12,894)	(44,988)

Subtotal	$70,472	$14,026	$34,929	$119,427	$65,178	$16,834	$32,960	$114,972	$62,874	$16,069	$32,731	$111,674
Less:
Cash and cash equivalents	-	-	(29,725)	(29,725)	-	-	(28,772)	(28,772)	-	-	(28,953)	(28,953)
Short-term investments	-	-	(10,004)	(10,004)	-	-	(8,384)	(8,384)	-	-	(6,318)	(6,318)
Long-term investments	-	-	(2,415)	(2,415)	-	-	(2,063)	(2,063)	-	-	(1,911)	(1,911)
Income taxes receivable	-	-	(229)	(229)	-	-	(104)	(104)	-	-	-	-
Deferred income taxes - current	-	-	(4,790)	(4,790)	-	-	(6,995)	(6,995)	-	-	(6,191)	(6,191)
Deferred income taxes - non-current	-	-	(447)	(447)	-	-	(482)	(482)	-	-	(508)	(508)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	-	-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	325	325	-	-	325	325	-	-	268	268
Income taxes payable - long-term	-	-	3,792	3,792	-	-	3,630	3,630	-	-	3,980	3,980
Deferred income taxes - non-current	-	-	1,050	1,050	-	-	3,384	3,384	-	-	1,395	1,395
Long-term debt, less current maturities	-	-	-	-	-	-	-	-	-	-	-	-

Total Capital Employed	$70,472	$14,026	$(5,314)	$79,184	$65,178	$16,834	$(4,301)	$77,711	$62,874	$16,069	$(3,307)	$75,636

	As of the three Months Ended August 3, 2014				As of the three Months Ended April 27, 2014
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	81,400	30,520	42,292	154,212	79,055	34,987	46,893	160,935
Total liabilities	(18,464)	(11,468)	(15,133)	(45,065)	(16,598)	(17,568)	(15,025)	(49,191)

Subtotal	$62,936	$19,052	$27,159	$109,147	$62,457	$17,419	$31,868	$111,744
Less:
Cash and cash equivalents	-	-	(24,665)	(24,665)	-	-	(29,303)	(29,303)
Short-term investments	-	-	(6,311)	(6,311)	-	-	(6,294)	(6,294)
Long-term investments	-	-	(1,749)	(1,749)	-	-	(765)	(765)
Income taxes receivable	-	-	(136)	(136)	-	-	(121)	(121)
Deferred income taxes - current	-	-	(6,203)	(6,203)	-	-	(6,230)	(6,230)
Deferred income taxes - non-current	-	-	(973)	(973)	-	-	(2,040)	(2,040)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	569	569			586	586
Income taxes payable - current	-	-	387	387	-	-	442	442
Income taxes payable - long-term	-	-	4,037	4,037	-	-	3,962	3,962
Deferred income taxes - non-current	-	-	1,013	1,013	-	-	1,013	1,013
Long-term debt, less current maturities	-	-	2,200	2,200	-	-	2,200	2,200

Total Capital Employed	$62,936	$19,052	$(2,472)	$79,516	$62,457	$17,419	$(2,482)	$77,394

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$64,783	$16,680	$(3,575)	$77,888

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2015 divided by average capital employed.
Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable and income taxes receivable.

(3) Average capital employed was computed using the five periods ending May 3, 2015, February 1, 2015, November 2, 2014, August 3, 2014 and April 27, 2014.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE TWELVE MONTHS ENDED APRIL 27, 2014
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	April 27, 2014 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$17,515	$59,728	29.3%
Upholstery Fabrics	8,036	19,760	40.7%
(less: Unallocated Corporate)	(5,302)	(2,329)	N/A
Total	$20,249	$77,159	26.2%

Average Capital Employed	As of the three Months Ended April 27, 2014				As of the three Months Ended January 26, 2014				As of the three Months Ended October 27, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	79,055	34,987	46,893	160,935	78,503	37,147	41,028	156,678	79,444	35,881	40,917	156,242
Total liabilities	(16,598)	(17,568)	(15,025)	(49,191)	(18,804)	(13,589)	(14,842)	(47,235)	(20,500)	(15,581)	(18,646)	(54,727)

Subtotal	$62,457	$17,419	$31,868	$111,744	$59,699	$23,558	$26,186	$109,443	$58,944	$20,300	$22,271	$101,515
Less:
Cash and cash equivalents	-	-	(29,303)	(29,303)	-	-	(23,293)	(23,293)	-	-	(24,267)	(24,267)
Short-term investments	-	-	(6,294)	(6,294)	-	-	(7,077)	(7,077)	-	-	(6,220)	(6,220)
Long-term investments	-	-	(765)	(765)	-	-	-	-	-	-	-	-
Income taxes receivable	-	-	(121)	(121)	-	-	-	-	-	-	-	-
Deferred income taxes - current	-	-	(6,230)	(6,230)	-	-	(7,503)	(7,503)	-	-	(7,745)	(7,745)
Deferred income taxes - non-current	-	-	(2,040)	(2,040)	-	-	(1,227)	(1,227)	-	-	(661)	(661)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	586	586	-	-	573	573	-	-	585	585
Income taxes payable - current	-	-	442	442	-	-	130	130	-	-	304	304
Income taxes payable - long-term	-	-	3,962	3,962	-	-	3,953	3,953	-	-	4,141	4,141
Deferred income taxes - non-current	-	-	1,013	1,013	-	-	945	945	-	-	5,016	5,016
Long-term debt, less current maturities	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200

Total Capital Employed	$62,457	$17,419	$(2,482)	$77,394	$59,699	$23,558	$(2,913)	$80,344	$58,944	$20,300	$(2,176)	$77,068

	As of the three Months Ended July 28, 2013				As of the three Months Ended April 28, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,217	34,381	38,503	151,101	73,954	30,995	39,757	144,706
Total liabilities	(18,627)	(14,172)	(19,717)	(52,516)	(16,004)	(13,682)	(19,437)	(49,123)

Subtotal	$59,590	$20,209	$18,786	$98,585	$57,950	$17,313	$20,320	$95,583
Less:
Cash and cash equivalents	-	-	(21,423)	(21,423)	-	-	(23,530)	(23,530)
Short-term investments	-	-	(6,174)	(6,174)	-	-	(5,286)	(5,286)
Long-term investments	-	-	-	-	-	-	-	-
Income taxes receivable	-	-	(292)	(292)	-	-	(318)	(318)
Deferred income taxes - current	-	-	(7,747)	(7,747)	-	-	(7,709)	(7,709)
Deferred income taxes - non-current	-	-	(651)	(651)	-	-	(753)	(753)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	560	560			561	561
Income taxes payable - current	-	-	320	320	-	-	285	285
Income taxes payable - long-term	-	-	4,176	4,176	-	-	4,191	4,191
Deferred income taxes - non-current	-	-	4,335	4,335	-	-	3,075	3,075
Long-term debt, less current maturities	-	-	4,400	4,400	-	-	4,400	4,400

Total Capital Employed	$59,590	$20,209	$(1,510)	$78,289	$57,950	$17,313	$(2,564)	$72,699

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$59,728	$19,760	$(2,329)	$77,159

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2014 divided by average capital employed.
Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable and income taxes receivable.

(3) Average capital employed was computed using the five periods ending April 27, 2014, January 26, 2014, October 27, 2013, July 28, 2013 and April 28, 2013.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE TWELVE MONTHS ENDED MAY 3, 2015 AND APRIL 27, 2014
Unaudited
(Amounts in Thousands)

		TWELVE MONTHS ENDED

		Amounts
		May 3,	April 27,
		2015	2014

Consolidated Effective GAAP Income Tax Rate	(1)	34.3%	8.4%

Undistributed Earnings From Foreign Subsidiaries		(3.0)%	26.3%

Non-Cash U.S. Income Tax Expense		(15.2)%	(17.1)%

Non-Cash Foreign Income Tax Expense		(0.4)%	-

Consolidated Adjusted Effective Income Tax Rate	(2)	15.7%	17.6%

	THREE MONTHS ENDED
	As reported		May 3, 2015	As reported		April 27, 2014
	May 3,		Proforma Net	April 27,		Proforma Net
	2015	Adjustments	of Adjustments	2014	Adjustments	of Adjustments

Income before income taxes	$6,685	$-	$6,685	$4,120		$4,120

Income taxes (3)	1,772	$(722)	1,050	1,380	$(655)	725
Net income	$4,913	$722	$5,635	$2,740	$655	$3,395

Net income per share-basic	$0.40	$0.06	$0.46	$0.22	$0.05	$0.28
Net income per share-diluted	$0.39	$0.06	$0.45	$0.22	$0.05	$0.27
Average shares outstanding-basic	12,219	12,219	12,219	12,188	12,188	12,188
Average shares outstanding-diluted	12,440	12,440	12,440	12,413	12,413	12,413

	TWELVE MONTHS ENDED
	As reported		May 3, 2015	As reported		April 27, 2014
	May 3,		Proforma Net	April 27,		Proforma Net
	2015	Adjustments	of Adjustments	2014	Adjustments	of Adjustments

Income before income taxes	$22,956	$-	$22,956	$19,043	$-	$19,043

Income taxes (3)	7,885	$(4,281)	3,604	1,596	$1,756	3,352
Net income	$15,071	$4,281	$19,352	$17,447	$(1,756)	$15,691

Net income per share-basic	$1.23	$0.35	$1.58	$1.43	$(0.14)	$1.29
Net income per share-diluted	$1.21	$0.34	$1.56	$1.41	$(0.14)	$1.26
Average shares outstanding-basic	12,217	12,217	12,217	12,177	12,177	12,177
Average shares outstanding-diluted	12,422	12,422	12,422	12,414	12,414	12,414

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.